Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

19.      Commitments and Contingencies

In the ordinary course of our business, we are party to various legal actions which we believe are routine in nature and incidental to the operation of our business. We believe that the outcome of the proceedings will not have a material adverse effect upon our consolidated financial position or results of operations.

At December 31, 2011, we have contingent payments of $621,000 for tenant improvements and leasing costs. In addition, we have committed $16.2 million under construction contracts, which is expected to be paid in the next twelve months.

We have certain properties that are subject to ground leases which are accounted for as operating leases. At December 31, 2011, minimum future rental payments for the next five years and thereafter are as follows (dollars in thousands):

	Ground Leases Paid by Realty Income (1)	Ground Leases Paid by Our Tenants (2)	Total
2012	$157	$4,083	$4,240
2013	158	4,016	4,174
2014	167	3,786	3,953
2015	170	3,729	3,899
2016	171	3,702	3,873
Thereafter	421	49,021	49,442
Total	$1,244	$68,337	$69,581

(1) Realty Income currently pays the ground lessors directly for the rent under the ground leases.

(2) Our tenants, who are generally sub-tenants under the ground leases, are responsible for paying the rent under these ground leases. In the event a tenant fails to pay the ground lease rent, we are primarily responsible.